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                                                                  Exhibit 1.11

                                7,000,000 SHARES

                              CSK AUTO CORPORATION

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT


                                       December 8, 1998


DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION
MERRILL LYNCH, PIERCE, FENNER & SMITH
     INCORPORATED
ING BARING FURMAN SELZ LLC
LEHMAN BROTHERS INC.
MORGAN STANLEY & CO. INCORPORATED
SALOMON SMITH BARNEY INC.
As representatives of the several Underwriters
     named in Schedule I hereto
c/o  Donaldson, Lufkin & Jenrette Securities
         Corporation
     277 Park Avenue
     New York, New York 10172

Dear Sirs:

         Certain stockholders of CSK AUTO CORPORATION, a Delaware corporation (the "COMPANY"), named in Schedule II hereto (the "SELLING STOCKHOLDERS"), severally propose to sell an aggregate of 7,000,000 shares of common stock, par value $.01 per share of the Company (the "FIRM SHARES"), each Selling Stockholder selling the amount set forth opposite such Selling Stockholder's name in Schedule II hereto, to the several underwriters named in Schedule I hereto (the "UNDERWRITERS"). The Selling Stockholders also propose to sell to the several Underwriters not more than an additional 1,050,000 shares of common stock, par value $.01 per share of the Company (the "ADDITIONAL SHARES"), if requested by the Underwriters as provided in Section 2 hereof. The

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Firm Shares and the Additional Shares are hereinafter referred to collectively as the "SHARES". The shares of common stock of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "COMMON STOCK".

         SECTION 1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "COMMISSION") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "ACT"), a registration statement on Form S-1, including a prospectus, relating to the Shares. The registration statement, as amended at the time it became effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the "REGISTRATION STATEMENT"; and the prospectus in the form first used to confirm sales of Shares is hereinafter referred to as the "PROSPECTUS". If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Act registering additional shares of Common Stock (a "RULE 462(b) REGISTRATION STATEMENT"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement.

         SECTION 2. Agreements to Sell and Purchase and Lock-Up Agreements. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, (i) each Selling Stockholder agrees, severally and not jointly, to sell the number of Firm Shares set forth opposite such Selling Stockholder's name in Schedule II hereto and (ii) each Underwriter agrees, severally and not jointly, to purchase from each Selling Stockholder the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Firm Shares to be sold by such Selling Stockholder as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the total number of Firm Shares, at a price per share of $____ (the "PURCHASE PRICE").

         On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, (i) each Selling Stockholder agrees, severally and not jointly, to sell up to the number of Additional Shares set forth opposite such Selling Stockholder's name in Schedule II hereto and
(ii) the Underwriters shall have the right to purchase, severally and not jointly, up to an aggregate 1,050,000 Additional Shares at the Purchase Price. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by


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giving written notice thereof to the Company and the Selling Stockholders within
30 days after the date of the Prospectus. You shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof, which date shall be a business day (i) no earlier than two business days after such notice has been given (and, in any event, no earlier than the Closing Date (as hereinafter defined)) and (ii) no later than ten business days after such notice has been given. If any Additional Shares are to be purchased, (i) each Selling Stockholder agrees, severally and not jointly, to sell the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be sold as the number of Additional Shares set forth opposite such Selling Stockholder's name in Schedule II bears to 1,050,000 and (ii) each Underwriter, severally and not jointly, agrees to purchase from each Selling Stockholder the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be sold by such Selling Stockholder as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Shares.

         The Company and the Selling Stockholders hereby agree not to (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock (regardless of whether any of the transactions described in clause (i) or (ii) is to be settled by the delivery of Common Stock, or such other securities, in cash or otherwise), except to the Underwriters pursuant to this Agreement, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"). Notwithstanding the foregoing, during such period (A) the Company (i) may grant stock options or other stock awards pursuant to the Company's existing stock option and other stock incentive plans and (ii) may issue shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and (B) each Selling Stockholder may engage in any of such transactions pursuant to (i) a bona fide gift, (ii) transfers made to family members, trusts or other similar transfers, in each case for estate planning purposes, (iii) transfers to affiliated entities and (iv) pledges in connection with loans, provided that any person receiving or holding shares of Common Stock as a result of any of (i), (ii), (iii) and (iv) of this clause (B) agrees in writing with DLJSC to be bound


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by the provisions of such agreement. The Company also agrees not to file any registration statement, other than a registration statement on Form S-8, with respect to any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock during the period commencing on the date hereof and ending 90 days after the date of the Prospectus without the prior written consent of DLJSC and the Selling Stockholders agree not to make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock during such period without the written consent of DLJSC.

         SECTION 3. Terms of Public Offering. The Company and the Selling Stockholders are advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the execution and delivery of this Agreement as in your judgment is advisable and
(ii) initially to offer the Shares upon the terms set forth in the Prospectus.

         SECTION 4. Delivery and Payment. The Shares shall be represented by temporary or definitive certificates and shall be issued in such authorized denominations and registered in such names as DLJSC shall request not later than two full business days prior to the Closing Date or the applicable Option Closing Date (as defined below), as the case may be. The Shares shall be delivered by or on behalf of the Selling Stockholders, with any transfer taxes thereon duly paid by the Company, to DLJSC through the facilities of The Depository Trust Company ("DTC"), for the respective accounts of the several Underwriters, against payment to the Selling Stockholders of the Purchase Price therefor by wire transfer of Federal or other funds immediately available in New York City. The certificates representing the Shares shall be made available for inspection not later than 9:30 A.M., New York City time, on the business day prior to the Closing Date or the applicable Option Closing Date, as the case may be, at the office of DTC or its designated custodian (the "DESIGNATED OFFICE"). The time and date of delivery and payment for the Firm Shares shall be 9:00 A.M., New York City time, on December 14, 1998 or such other time on the same or such other date as DLJSC and the Selling Stockholders shall agree in writing. The time and date of delivery and payment for the Firm Shares are hereinafter referred to as the "CLOSING DATE." The time and date of delivery and payment for any Additional Shares to be purchased by the Underwriters shall be 9:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 or such other time on the same or such other date as DLJSC and the Selling Stockholders shall agree in writing. The time and date of delivery and payment for any Additional Shares are hereinafter referred to as an "OPTION CLOSING DATE."


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         The documents to be delivered on the Closing Date or any Option Closing
Date on behalf of the parties hereto pursuant to Section 9 of this Agreement shall be delivered at the offices of Davis Polk & Wardwell, 450 Lexington
Avenue, New York, New York 10017 and the Shares shall be delivered at the Designated Office, all on the Closing Date or such Option Closing Date, as the case may be.

         SECTION 5. Agreements of the Company. The Company agrees with you as follows:

          (a) The Company will advise you promptly and, if requested by you, confirm such advice in writing, (i) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, (iii) when any amendment to the Registration Statement becomes effective, (iv) if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, when the Rule 462(b) Registration Statement has become effective and (v) of the happening of any event during the period referred to in Section 5(d) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

          (b) The Company will furnish to you such signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may request.

          (c) The Company will prepare the Prospectus, the form and substance of which shall be reasonably satisfactory to you, and file the Prospectus in such form with the Commission within the applicable period specified in Rule 424(b) under the Act; during the period specified in Section 5(d) below, the Company will not file any further amendment to the Registration Statement and not make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object after being so advised; and, during such period, the Company will prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration


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Statement or amendment or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Shares by you, and use its best efforts to cause any such amendment to the Registration Statement to become promptly effective.

          (d) The Company will use its best efforts to furnish prior to 10:00 A.M., New York City time, on the first business day after the date of this Agreement and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, in New York City to each Underwriter and any dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

          (e) If during the period specified in Section 5(d), any event shall occur or condition shall exist as a result of which, in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with applicable law, the Company will forthwith prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with applicable law, and furnish to each Underwriter and to any dealer as many copies thereof as such Underwriter or dealer may reasonably request.

          (f) The Company will, prior to any public offering of the Shares, cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, continue such registration or qualification in effect so long as required for distribution of the Shares and file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Prospectus, the Registration Statement, any preliminary prospectus or the offering or sale of the Shares, in any jurisdiction in which it is not now so subject.


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          (g) The Company will make generally available to its stockholders as soon as practicable an earnings statement covering the twelve-month period ending January 31, 1999 that shall satisfy the provisions of Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158).

          (h) During the period of three years after the date of this Agreement, the Company will furnish to you as soon as available copies of all reports or other publicly available information furnished to the record holders of Common Stock or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and such other publicly available information concerning the Company and CSK Auto, Inc. ("AUTO") as you may reasonably request.

          (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants and any Selling Stockholder's counsel (in addition to the Company's counsel) in connection with the registration and delivery of the Shares under the Act and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Registration Statement (including financial statements and exhibits), any preliminary prospectus, the Prospectus and all amendments and supplements to any of the foregoing, including the mailing and delivering of copies thereof to the Underwriters and dealers in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters,
(iii) all costs of printing or producing this Agreement and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Shares, (iv) the filing fees in connection with the review and clearance of the offering of the Shares by the National Association of Securities Dealers, Inc.,
(v) the cost of printing certificates representing the Shares, (vi) the costs and charges of any transfer agent, registrar, custodian, attorney-in-fact and/or depositary, and (vii) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders hereunder for which provision is not otherwise made in this Section 5(i). The provisions of this Section shall not supercede or otherwise affect any agreement that the Company and the Selling Stockholders may otherwise have for allocation of such expenses among themselves.

          (j) The Company will use its best efforts to maintain the listing of the Shares on the NYSE for a period of three years after the date of this Agreement.


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          (k) The Company and the Selling Stockholders will use their best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company and the Selling Stockholders, respectively, prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

          (l) If the Registration Statement at the time of the effectiveness of this Agreement does not cover all of the Shares, the Company will file a Rule 462(b) Registration Statement with the Commission registering the Shares not so covered in compliance with Rule 462(b) by 10:00 P.M., New York City time, on the date of this Agreement and pay to the Commission the filing fee for such Rule 462(b) Registration Statement at the time of the filing thereof or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act. Any Rule 462(b) Registration Statement filed after the effectiveness of this Agreement will become effective no later than 10:00 P.M., New York City time, on the date of this Agreement.

         SECTION 6. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

          (a) The Registration Statement has become effective (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement); and no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

          (b) (i) The Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement), when it became effective, did not contain and, as amended, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement) and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act,
(iii) if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement and any amendments thereto, when they become effective (A) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) will comply in all material respects with the Act and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements


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therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (c) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in any preliminary prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (d) Each of the Company and Auto has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Prospectus and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition or results of operations of the Company and Auto, taken as a whole ("MATERIAL ADVERSE EFFECT"). The Company has no direct or indirect subsidiaries other than Auto.

          (e) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens granted or issued by the Company or Auto relating to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of the Company or Auto, except as otherwise disclosed in the Registration Statement.

          (f) All the outstanding shares of capital stock of the Company, including the Shares to be sold by the Selling Stockholders, have been duly authorized and validly issued and are fully paid, non-assessable and, except as set forth in the Stockholders' Agreement dated as of October 30, 1996 among the Company, Auto and the Stockholders party thereto (as amended to the date hereof, the "STOCKHOLDERS AGREEMENT"), not subject to any preemptive or similar rights; and the Shares have been duly authorized and, when delivered to the Underwriters


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against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the sale of such Shares will not be subject to any preemptive or similar rights.

          (g) All of the outstanding shares of capital stock of Auto have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature, other than the liens granted in connection with the Amended and Restated Credit Facility dated as of December 8, 1997 among Auto, The Chase Manhattan Bank, Lehman Commercial Paper, Inc. and the other lenders party thereto and any prior loan agreement restated therein (the "SENIOR CREDIT FACILITY").

          (h) The authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus.

          (i) Neither the Company nor Auto is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other arrangement or instrument that is material to the conduct of the business of the Company and Auto, taken as a whole, to which the Company or Auto is a party or by which the Company or Auto or their respective property is bound, except for any such default that would not have a Material Adverse Effect.

          (j) The execution, delivery and performance of this Agreement by the Company, the compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or Auto or, except where such conflict or breach would not have a Material Adverse Effect, any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the conduct of the business of the Company and Auto, taken as a whole, to which the Company or Auto is a party or by which the Company or Auto or their respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, Auto or their respective property, except where such violation or conflict would not have a Material Adverse Effect or (iv) result in the suspension, termination or revocation of any Material Authorization


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(as defined below) of the Company or Auto or any other impairment of the rights of the holder of any such Material Authorization.

          (k) There are no legal or governmental proceedings pending or threatened to which the Company or Auto is a party or to which any of their respective property is subject that are required to be described in the Registration Statement or the Prospectus and are not so described; nor are there any contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

          (l) To the knowledge of the Company, neither the Company nor Auto has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS") or any provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, except for such violations which singly or in the aggregate would not have a Material Adverse Effect.

          (m) Each of the Company and Auto has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws, other than those permits, licenses, consents, exemptions, franchises, authorizations, approvals, filings and other notices which the failure to have or make would not, singly or in the aggregate, have a Material Adverse Effect (each, a "MATERIAL AUTHORIZATION"). The Company and Auto are in compliance with all the material terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Material Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Material Authorization; except where such failure to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

          (n) This Agreement has been duly authorized, executed and delivered by the Company.


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          (o) To the knowledge of the Company, PricewaterhouseCoopers LLP are independent public accountants with respect to the Company and Auto as required by the Act.

          (p) The consolidated historical financial statements included in the Registration Statement and the Prospectus (and any amendment or supplement thereto), together with related schedules and notes, present fairly the consolidated financial position, results of operations and cash flows of the Company and Auto on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; the supporting schedules, if any, included in the Registration Statement present fairly in accordance with generally accepted accounting principles the information required to be stated therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and Auto.

          (q) The Company is not and, after giving effect to the offering and sale of the Shares will not be required to be registered as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          (r) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement except as otherwise disclosed in the Registration Statement.

          (s) Since the respective dates as of which information is given in the Prospectus other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), there has not occurred any material adverse change or any development involving a prospective material adverse change in the business, financial condition or results of operations of the Company and Auto, taken as a whole.

          (t) The Company and Auto have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and Auto, taken as a whole, in each case free and clear of all liens, encumbrances and defects that would have a Material Adverse Effect, other than Permitted Liens (as defined in the Senior Credit Facility).


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          SECTION 7. Representations and Warranties of the Selling Stockholders.
Each Selling Stockholder severally and not jointly represents and warrants to each Underwriter that:

          (a) Such Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder pursuant to this Agreement and has, and on the Closing Date or Option Closing Date, as the case may be, will have, good and clear title to such Shares, free of all restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever, except as set forth in the Stockholders' Agreement (which restrictions are not applicable to the sale of such Shares to the Underwriters).

          (b) Such Selling Stockholder has, and on the Closing Date or Option Closing Date, as the case may be, will have, full legal right, power and authority, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement signed by such Selling Stockholder and Chase Manhattan Bank and Trust Company, National Association, as Custodian, relating to the deposit of the Shares to be sold by such Selling Stockholder (the "CUSTODY AGREEMENT") and the Power of Attorney, if any, of such Selling Stockholder appointing certain individuals as such Selling Stockholder's attorneys-in-fact (the "ATTORNEYS") to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement and the Custody Agreement (the "POWER OF ATTORNEY") and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided herein and therein.

          (c) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder.

          (d) The Custody Agreement of such Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms.

          (e) The Power of Attorney, if any, of such Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding instrument of such Selling Stockholder, enforceable in accordance with its terms, and, pursuant to such Power of Attorney, such Selling Stockholder has, among other things, authorized the Attorneys, or any one of them, to execute and deliver on such Selling Stockholder's behalf this Agreement and any other document that they, or any one of them, may deem necessary or desirable in connection with the transactions contemplated hereby and thereby and to deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

          (f) Upon payment for the Shares to be sold by such Selling Stockholder as provided herein, delivery of such Shares, as directed by the Underwriters, to Cede & Co. ("CEDE") or such other nominee as may be designated by The Depository Trust Company ("DTC"), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters, (A) DTC shall be a "protected purchaser" of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (C) no action based on any "adverse claim" (as defined in Section 8-102 of the UCC) to such Shares may be asserted against the Underwriters with respect to such security entitlement; it being understood that for the purpose of this representation and warranty, each Selling Stockholder may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company's share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a "clearing corporation" within the meaning of Section 8-102 of the UCC, and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

          (g) The execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney, if any, of such Selling Stockholder by or on behalf of such Selling Stockholder, the compliance by such Selling Stockholder with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the organizational documents of such Selling Stockholder, if such Selling Stockholder is not an individual, or any indenture, loan agreement, mortgage, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any property of such Selling Stockholder is bound or (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over such Selling Stockholder or any property of such Selling Stockholder.

          (h) The information in the Registration Statement under the caption "Principal and Selling Stockholders" which specifically relates to such Selling

Stockholder does not, and will not on the Closing Date or the Option Closing Date, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (i) At any time during the period described in Section 5(d), if there is any change in the information referred to in Section 7(h), such Selling Stockholder will immediately notify you of such change.

         SECTION 8. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses reasonably incurred in connection with investigating or defending any matter, including any action, that could reasonably be expected to give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished in writing to the Company by or on behalf of such Underwriter through you expressly for use therein provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 5(d) hereof.

          (b) Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent and subject to the same exceptions and limitations as the foregoing indemnity from the Company to such Underwriter, its directors, its officers and each person, if any, who control such Underwriter, but only with reference to information relating to such Selling Stockholder furnished in writing to the Company expressly for use in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus. Notwithstanding the foregoing, the aggregate liability of any Selling Stockholder pursuant to this Section 8(b) shall be limited to an amount equal to the total proceeds (before deducting underwriting discounts and commissions and expenses) received by such Selling Stockholder from the Underwriters for the sale of the Shares sold by such Selling Stockholder hereunder.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each Selling Stockholder and each person, if any, who controls such Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter but only with reference to information relating to such Underwriter furnished in writing to the Company by or on behalf of such Underwriter through you expressly for use in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus.

          (d) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a), 8(b) or 8(c) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) or 8(b), on the one hand, and 8(c), on the other hand, the Underwriter shall not be required to assume the defense of such action pursuant to this Section 8(d), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of such Underwriter). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by DLJSC, in the case of parties indemnified pursuant to Sections 8(a) and 8(b), and by the Company, in the case of parties indemnified pursuant to Section 8(c). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than sixty business days after the indemnifying party shall have received a written request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

          (e) To the extent the indemnification provided for in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 8(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(e)(i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholders, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8(e) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint. The Selling Stockholders' obligations to contribute pursuant to this Section 8(e) are several in proportion to the respective number of shares sold by each of the Selling Stockholders hereunder and not joint.

          (f) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         SECTION 9. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:

          (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

          (b) If the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., New York City time, on the date of this Agreement; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

          (c) You shall have received on the Closing Date a certificate dated the Closing Date, signed by James Bazlen and Don Watson, in their capacities as the President and Chief Operating Officer, and Chief Financial Officer and Treasurer of the Company, respectively, confirming to the best of their knowledge after reasonable investigation the matters set forth in Sections 6(s), 9(a) and 9(b) and that the Company has complied with all of the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied by the Company on or prior to the Closing Date.

          (d) Since the respective dates as of which information is given in the Prospectus other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the business, financial condition or results of operations of the Company and Auto, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or Auto and (iii) neither the Company nor Auto shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(d)(i), 9(d)(ii) or 9(d)(iii), in the judgment of DLJSC, is material and adverse and, in the judgment of DLJSC, makes it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          (e) All the representations and warranties of each Selling Stockholder contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date and you shall have received on the Closing Date a certificate dated the Closing Date from each Selling Stockholder to such effect and to the effect that such Selling Stockholder has complied with all of the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied by such Selling Stockholder on or prior to the Closing Date.

          (f) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Gibson, Dunn & Crutcher LLP, counsel for the Company and special counsel for the Investcorp Group Selling Stockholders and the Individual Selling Stockholders (as indicated in Schedule II), to the effect that:

                (i) each of the Company and Auto, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Prospectus and to own, lease and operate its properties;

                (ii) all the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and have not been issued in violation of any preemptive rights with respect to such shares provided in the Company's Certificate of Incorporation, By-laws and any agreement identified to such counsel by the Company as a material agreement to which the Company is bound;

                (iii) the Shares are validly issued, fully paid and non-assessable and the sale of such Shares is not subject to any preemptive or similar rights with respect to such Shares provided in the Company's Certificate of Incorporation, By-laws and any agreement identified to such counsel by the Company as a material agreement to which the Company is bound;

                (iv) this Agreement has been duly authorized, executed and delivered by the Company and the Individual Selling Stockholders;

                (v) the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus;

               (vi) the Registration Statement has become effective under the Act, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are, to such counsel's knowledge, pending before or contemplated by the Commission;

               (vii) the Company is not required to be registered as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

               (viii) to such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement except as otherwise disclosed in the Prospectus and as have been effectively waived;

               (ix) the Custody Agreement has been duly authorized, executed and delivered by each Individual Selling Stockholder and is a valid and binding agreement of such Individual Selling Stockholder in accordance with its terms;

               (x) each Individual Selling Stockholder has full legal right, power and authority, and all authorization and approval required by law, to enter into this Agreement and the Custody Agreement of such Individual Selling Stockholder and to sell, assign, transfer and deliver the Shares to be sold by such Investcorp Group Selling Stockholder in the manner provided herein and therein;

               (xi) the execution, delivery, and performance of this Agreement and the Custody Agreement of each Individual Selling Stockholder, the compliance by such Individual Selling Stockholder with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (A) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the organizational documents of such Individual Selling Stockholder, if such Individual Selling Stockholder is not an individual, or any indenture, loan agreement, mortgage, lease or other agreement or instrument to which such Individual Selling Stockholder is a party or by which any property of such Individual Selling Stockholder is bound or (C) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over such Individual Selling Stockholder or any property of such Individual Selling Stockholder; and

               (xii) upon payment for the Shares to be sold by each Investcorp Group Selling Stockholder and each Individual Selling Stockholder as provided herein, delivery of such Shares, as directed by the Underwriters, to Cede or such other nominee as may be designated by DTC, registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (as such phrase is defined in Section 8-105 of the UCC) to such Shares)), (A) DTC shall be a "protected purchaser" of such Shares within the meaning of
          Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (C) no action based on any "adverse claim" (as defined in Section 8-102 of the UCC) to such Shares may be asserted against the Underwriters with respect to such security entitlement; it being understood that for the purpose of this opinion, such counsel may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company's share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a "clearing corporation" within the meaning of Section 8-102 of the UCC, and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

         In addition, such counsel shall state that such counsel has participated in the preparation of the Registration Statement and the Prospectus and in conferences with officers and other representatives of the Company, the Selling Stockholders, representatives of the independent auditors of the Company and your representatives at which the contents of the Registration Statement and Prospectus and related matters were discussed. Such counsel also may state that because the purpose of their professional engagement was not to establish or confirm factual matters and because the scope of their examination of the affairs of the Company and the Selling Stockholders did not permit them to verify the accuracy, completeness or fairness of the statements set forth in the Registration Statement or Prospectus, they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus, except to the extent set forth in the last sentence of this paragraph. On the basis of the foregoing, and except for the financial statements and schedules and other financial data included therein, as to which such counsel need express no opinion or belief,
(a) such counsel is of the opinion that the Registration Statement at the time it became effective, and the Prospectus as of the date thereof and as of the date of such opinion, appeared on their face to be appropriately responsible in all material respects to the relevant requirements of the Securities Act and the general rules and regulations promulgated thereunder and (b) no facts have come to such counsel's attention that lead such counsel to believe that (i) the Registration Statement at the time it became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(ii) the Prospectus as of its date and as of the date of such opinion contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The statements under the captions "Certain Relationships and Related Transactions-- Stockholders' Agreement", "Description of Certain Indebtedness", and "Description of Capital Stock", in the Prospectus and Items 14 and 15 of Part II of the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects the information called for with respect to such legal matters, documents and proceedings by the Securities Act and the applicable rules and regulations thereunder relating to a Registration Statement on Form S-1.

         The opinion of Gibson, Dunn & Crutcher LLP described in Section 9(f) above shall be rendered to you at the request of the Company and the Selling Stockholders and shall so state therein.

          (g) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Ian Paget- Brown, local counsel for the Investcorp Group Selling Stockholders, to the effect that:

               (i) this Agreement has been duly authorized, executed and delivered by the Investcorp Group Selling Stockholders;

               (ii) the Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by each Investcorp Group Selling Stockholder and are valid and binding agreements of such Investcorp Group Selling Stockholder, enforceable in accordance with their terms;

               (iii) each Investcorp Group Selling Stockholder has full legal right, power and authority, and all authorization and approval required by law, to enter into this Agreement and the Custody Agreement and the Power of Attorney of such Investcorp Group Selling Stockholder and to sell, assign, transfer and deliver the Shares to be sold by such Investcorp Group Selling Stockholder in the manner provided herein and therein;

               (iv) the execution, delivery, and performance of this Agreement and the Custody Agreement and Power of Attorney of each Investcorp Group Selling Stockholder, the compliance by such Investcorp Group Selling Stockholder with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (A) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the organizational documents of such Investcorp Group Selling Stockholder, if such Investcorp Group Selling Stockholder is not an individual, or any indenture, loan agreement, mortgage, lease or other agreement or instrument to which such Investcorp Group Selling Stockholder is a party or by which any property of such Investcorp Group Selling Stockholder is bound or (C) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over such Investcorp Group Selling Stockholder or any property of such Investcorp Group Selling Stockholder.

          (h) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Parker Chapin Flattau & Klimpl LLP, special counsel for the Carmel Group Selling Stockholders (as identified in Schedule II), to the effect that:

               (i) this Agreement has been duly authorized, executed and delivered by Transatlantic Finance Ltd., one of the Carmel Group Selling Stockholders;

               (ii) the Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by Transatlantic Finance Ltd. and are valid and binding agreements of Transatlantic Finance Ltd. in accordance with their terms;

               (iii) Transatlantic Finance Ltd. has full legal right, power and authority, and all authorization and approval required by law, to enter into this Agreement and the Custody Agreement and the Power of Attorney of Transatlantic Finance Ltd. and to sell, assign, transfer and deliver the Shares to be sold by Transatlantic Finance Ltd. in the manner provided herein and therein;

               (iv) upon payment for the Shares to be sold by each Carmel Group Selling Stockholder as provided herein, delivery of such Shares, as directed by the Underwriters, to Cede or such other nominee as may be designated by DTC, registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (as such phrase is defined in Section 8-105 of the UCC) to such Shares)), (A) DTC shall be a "protected purchaser" of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (C) no action based on any "adverse claim" (as defined in Section 8-102 of the UCC) to such Shares may be asserted against the Underwriters with respect to such security entitlement; it being understood that for the purpose of this opinion, such counsel may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company's share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a "clearing corporation" within the meaning of Section 8-102 of the UCC, and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.;

               (v) the execution, delivery, and performance of this Agreement and the Custody Agreement and Power of Attorney of Transatlantic Finance, Ltd., the compliance by Transatlantic Finance, Ltd. with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (A) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states),
          (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the organizational documents of Transatlantic Finance, Ltd., or any indenture, loan agreement, mortgage, lease or other agreement or instrument to which Transatlantic Finance, Ltd. is a party or by which any property of Transatlantic Finance, Ltd. is bound or (C) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over Transatlantic Finance, Ltd. or any property of Transatlantic Finance, Ltd.

          (i) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Tory, Tory Des Lauriers & Binnington, Ontario, Canada counsel for Chiltern Trustees Limited, as trustee for the Carmel Trust (the "Carmel Trust"), to the effect that:

               (i) this Agreement has been duly authorized, executed and delivered by the Carmel Trust, one of the Carmel Group Selling Stockholders;

               (ii) the Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by the Carmel Trust and are valid and binding agreements of the Carmel Trust in accordance with their terms;

               (iii) the Carmel Trust has full legal right, power and authority, and all authorization and approval required by law, to enter into this Agreement and the Custody Agreement and the Power of Attorney of the Carmel Trust and to sell, assign, transfer and deliver the Shares to be sold by the Carmel Trust in the manner provided herein and therein;

               (iv) the execution, delivery, and performance of this Agreement and the Custody Agreement and Power of Attorney of the Carmel Trust, the compliance by the Carmel Trust with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (A) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency, (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the organizational documents of the Carmel Trust, or any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Carmel Trust is a party or by which any property of the Carmel Trust is bound or (C) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Carmel Trust or any property of the Carmel Trust.

          (j) You shall have received on the Closing Date, an opinion, dated the Closing Date, of Lon Novatt, general counsel of the Company, to the effect that:

               (i) each of the Company and Auto is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

               (ii) all of the outstanding shares of capital stock of Auto have been duly authorized and validly issued and are fully paid and non-assessable, and are directly owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature, other than the liens granted in connection with the Senior Credit Facility;

               (iii) neither the Company nor Auto is in violation of its respective charter or by-laws and, to such counsel's knowledge, neither the Company nor Auto is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the conduct of the business of the Company and Auto, taken as a whole, to which the Company or Auto is a party or by which the Company or Auto or their respective property is bound, except for such defaults which would not have a Material Adverse Effect;

               (iv) the execution, delivery and performance of this Agreement by the Company, the compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not (A) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or Auto or, except where such conflict or breach would not have a Material Adverse Effect, any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the conduct of the business of the Company and Auto, taken as a whole, to which the Company or Auto is a party or by which the Company or Auto or their respective property is bound, (C) assuming compliance with all applicable federal securities laws, violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, Auto or their respective property, except where such violation or conflict would not have a Material Adverse Effect or (D) result in the suspension, termination or revocation of any Material Authorization of the Company or Auto or any other impairment of the rights of the holder of any such Material Authorization which would result in a Material Adverse Effect;

               (v) such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or Auto is a party or to which any of their respective property is subject that are required to be described in the Registration Statement or the Prospectus and are not so described, or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

          (k) You shall have received on the Closing Date an opinion, dated the Closing Date, of Davis Polk & Wardwell, counsel for the Underwriters, as to the matters referred to in Section 9(f)(iv) (but only with respect to the Company) and the penultimate paragraph of Section 9(f) (but only with respect to the statements under the caption "Description of Capital Stock" and "Underwriting").

In giving such opinions with respect to the matters covered by the penultimate paragraph of Section 9(f), Davis Polk & Wardwell may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

          (l) You shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from PricewaterhouseCoopers LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (m) The Company and the Selling Stockholders shall not have failed on or prior to the Closing Date to perform or comply in any material respect with any of the agreements herein contained and required to be performed or complied with by the Company or any Selling Stockholder on or prior to the Closing Date.

          (n) You shall have received on the Closing Date, a certificate of each Selling Stockholder who is not a U.S. Person (as defined under applicable U.S. federal tax legislation) to the effect that such Selling Stockholder is not a U.S. Person, which certificate may be in the form of a properly completed and executed United States Treasury Department Form W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          (o) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or Auto or any securities of the Company or Auto (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act and (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or Auto or any securities of the Company or Auto by any such rating organization.

         The several obligations of the Underwriters to purchase any Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of such Additional Shares and other matters related to the issuance of such Additional Shares.

         SECTION 10. Effectiveness of Agreement and Termination. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

         This Agreement may be terminated at any time on or prior to the Closing Date by you by written notice to the Company and the Selling Stockholders if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States that, in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and Auto, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

         If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it has or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the total number of Firm Shares or Additional Shares, as the case may be, to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm Shares or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased by all Underwriters and arrangements satisfactory to you, the Company and the Selling Stockholders for purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders. In any such case which does not result in termination of this Agreement, either you, the Company or the Selling Stockholders shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase such Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase on such date in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

         SECTION 11. Additional Agreements of the Selling Stockholders. Each Selling Stockholder agrees with you:

          (a) To pay or cause the Company to pay all transfer taxes payable in connection with the transfer of the Shares to be sold by such Selling Stockholder to the Underwriters.

          (b) To do and perform all things to be done and performed by such Selling Stockholder under this Agreement prior to the Closing Date or Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

         SECTION 12. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, Maynard Jenkins or James Bazlen, to CSK Auto Corporation, 645 E. Missouri Avenue, Phoenix, Arizona 85012, Attention: Chief Financial Officer, (ii) if to an Investcorp Group Selling Stockholder or a Carmel Group Selling Stockholder, to the Attorneys set forth in such Selling Stockholder's Power of Attorney and
(iii) if to any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention:
Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

         The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or directors of any Underwriter, any person controlling any Underwriter, the Company, the officers or directors of the Company or any person controlling the Company, any Selling Stockholder, the officers or directors of any Selling Stockholder or any person controlling such Selling Stockholder, (ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

         If for any reason the Shares are not delivered by or on behalf of the Selling Stockholders as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Company agrees to reimburse the several

Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof.

         Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Selling Stockholders and the Underwriters, the Underwriters' directors and officers, the Selling Stockholders' officers and directors, any controlling persons referred to herein, the Company's directors and the Company's officers who sign the Registration Statement and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

         This Agreement shall be governed and construed in accordance with the laws of the State of New York.

         This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the several Underwriters.

                                            Very truly yours,

                                            CSK AUTO CORPORATION


                                            By:
                                                  ------------------------------
                                                  Title:

                                            ATTORNEY-IN-FACT FOR THE
                                                  INVESTCORP GROUP SELLING
                                                  STOCKHOLDERS


                                                  ------------------------------
                                                  Name:

                                            ATTORNEY-IN-FACT FOR THE
                                                  CARMEL GROUP SELLING
                                                  STOCKHOLDERS


                                                  ------------------------------
                                                  Name:


                                            MAYNARD JENKINS, AS A SELLING
                                                  STOCKHOLDER


                                                  ------------------------------
                                                  Maynard Jenkins

                                            JAMES BAZLEN, AS A SELLING
                                                  STOCKHOLDER


                                                  ------------------------------
                                                  James Bazlen

DONALDSON, LUFKIN & JENRETTE
      SECURITIES CORPORATION
MERRILL LYNCH, PIERCE, FENNER & SMITH
      INCORPORATED
ING BARING FURMAN SELZ LLC
LEHMAN BROTHERS INC.
MORGAN STANLEY & CO. INCORPORATED
SALOMON SMITH BARNEY INC.

Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto

By:   DONALDSON, LUFKIN & JENRETTE
      SECURITIES CORPORATION



By:   -----------------------------
      Title:

                                                                      SCHEDULE I





                                                NUMBER OF FIRM SHARES
                  UNDERWRITERS                      TO BE PURCHASED
                  ------------                  ----------------------
Donaldson, Lufkin & Jenrette Securities
         Corporation
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
ING Baring Furman Selz LLC
Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.

                                                ----------------------
                  Total                                      7,000,000

                                                                     SCHEDULE II



                                              NUMBER OF              NUMBER OF
                                           FIRM SHARES TO            ADDITIONAL
       SELLING STOCKHOLDERS                    BE SOLD                 SHARES
       --------------------               ----------------          ------------
Equity CSKA Limited(1)
Equity CSKB Limited(1)
Equity CSKC Limited(1)
Auto Equity Limited(1)
Auto Parts Limited(1)
Auto Investments Limited(1)
CSK Investments Limited(1)
CSK Equity Limited(1)
Investcorp CSK Holdings L.P.(1)
New CSK Equity Limited(1)
CSK International Limited(1)
Chase Bank (C.I.) Nominees Limited(1)
South Bay Limited(1)
Ballet Limited(1)
Denary Limited(1)
Gleam Limited(1)
Highlands Limited(1)
Noble Limited(1)
Outrigger Limited(1)
Quill Limited(1)

--------
(1)  Investcorp Group Selling Stockholder

                                              NUMBER OF         NUMBER OF
                                            FIRM SHARES TO      ADDITIONAL
SELLING STOCKHOLDERS                           BE SOLD            SHARES
--------------------                        --------------     ------------
Radial Limited(1)
Shoreline Limited(1)
Zinnia Limited(1)
Investcorp Investment Equity Limited(1)
Chiltern Trustees Limited,
        as trustee of Carmel Trust(2)
Transatlantic Finance, Ltd.(2)
James Bazlen(3)                                                       -0-
Maynard Jenkins(3)                                                    -0-
                                             -----------       -----------
                        Total                 7,000,000         1,050,000


--------
(1)  Investcorp Group Selling Stockholder
(2)  Carmel Group Selling Stockholder
(3)  Individual Selling Stockholder



                                       3